Inventories	12 Months Ended
Jun. 30, 2014
Inventories [Abstract]
Inventories
(4)              Inventories

Inventories comprise the following at June 30:

	2014	2013
Finished goods	$27,406	35,015
Work in process	5,120	4,133
Raw materials	33,843	47,919
Parts and supplies	14,555	14,130
Total	$80,924	101,197

At June 30, 2014, $73,894 in inventory is valued using the first-in, first-out method and $7,030 using the average cost method. At June 30, 2013, $93,320 in inventory is valued using the first-in, first-out method and $7,877 using the average cost method.  During the year ended June 30, 2014, the Company did not record any inventory write-downs. During the year ended June 30, 2013, the Company recorded inventory write-downs totaling $1,922 due to expected lower net realizable values for certain Solsil inventories. These write-downs were recorded in cost of goods sold.